ABERDEEN FUNDS

Aberdeen U.S. Equity Fund

Supplement to the Fund’s Summary Prospectus dated February 27, 2015 and the Fund’s Prospectus dated February 27, 2015, as supplemented to date.

Effective October 31, 2015, the name of the Aberdeen U.S. Equity Fund (the “Fund”) will change to the Aberdeen U.S. Multi-Cap Equity Fund.

The Board of Trustees of Aberdeen Funds (the “Board”) approved the name change on September 8, 2015 (the “Meeting”) to better reflect the market capitalization of the Fund’s equity portfolio going forward.  Effective October 31, 2015, the Fund’s portfolio management team intends to begin investing more heavily in U.S. equity securities of small- and mid-capitalization companies than it has in the past so that the Fund’s portfolio will, over time, represent companies across a broad spectrum of market capitalizations.  In addition, effective October 31, 2015, the Fund’s primary benchmark will change from the S&P 500® Index to the Russell 3000® Index to better reflect the size of the companies in which the Fund intends to invest.  The amounts invested in small, midsize and large capitalization companies will vary from time to time, depending on market conditions, and there is no minimum amount required to be invested in any one group.  However, at the time the transition is complete, the Fund expects to have an increased amount of its assets, potentially reaching approximately 25%, invested in smaller companies (i.e., companies with market capitalizations of $5 billion or less at the time of purchase).  The portfolio management team intends to transition the portfolio holdings over time as the team identifies investment opportunities and in order to mitigate transaction costs; however, the Fund expects to experience a higher than normal portfolio turnover rate during this period, which may result in higher transaction costs and realized capital gains potentially leading to an increase in taxable distributions impacting taxable investors.  The Fund will continue to be managed in accordance with the current investment objective, principal investment strategy and principal risk disclosure in the Prospectus.

Please retain this Supplement for future reference.

This Supplement is dated September 9, 2015.